Fees Summary	Dec. 08, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 14,546.88
Total Fee Amount	13,392.40
Total Transaction Valuation	96,976,138.24
Total Offset Amount	0.00
Net Fee	$ 0.00